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                                                                  Exhibit 23.4


                               Welsh & Katz, Ltd.
                               Attorneys at Law
                    120 South Riverside Plaza-22nd Floor
                           Chicago, Illinois 60606
                           TELEPHONE (312) 655-1500
                           FACSIMILE (312) 655-1501



                                                         May 16, 1997


Ascent Pediatrics, Inc.
187 Ballardvale Street, Suite B-125
Wilmington, MA 01887

         Re:   Ascent Pediatrics, Inc.
               Registration Statement on Form S-1

Dear Sirs:

     We hereby consent to the reference to our firm under the caption "Experts" in Ascent Pediatrics, Inc.'s Registration Statement on Form S-1.

                                                     Best regards,

                                                     WELSH & KATZ, LTD.

                                                     By:/s/ Edward P. Gamson
                                                        -----------------------
                                                        Edward P. Gamson